UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2009
KORN/FERRY INTERNATIONAL
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14505	95-2623879
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1900 Avenue of the Stars, Suite 2600
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 2, 2009, Paul C. Reilly provided Korn/Ferry International (the “Company”) with notice of his resignation as Executive Chairman of the Board of Directors of the Company and President of the Company’s EMEA division, effective April 30, 2009. A copy of the Company’s press release announcing the foregoing is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

Exhibit 99.1	Press Release, dated March 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL

(Registrant)

Date: March 5, 2009
/s/ Gary D. Burnison

(Signature)
Name: Gary D. Burnison
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 2, 2009.